   EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Dean M. Leavitt, Chief Executive Officer of U.S. Wireless Data, Inc., hereby certify, to my knowledge, that the quarterly report on Form 10-QSB for the period ending December 31, 2004 of U.S. Wireless Data, Inc. (the “Form 10-QSB”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of U.S. Wireless Data, Inc.

Dated: March 18, 2005
By: /s/ Dean M. Leavitt Dean M. Leavitt Chairman of the Board (Former Chief Executive Officer and acting Principal Executive Officer)